UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Riverway, Suite 300
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2016, Synthesis Energy Systems Investments, Inc., an indirect subsidiary of Synthesis Energy Systems, Inc. (“SES”), entered into a Share Purchase and Investment Agreement (the “SPIA”) with Shandong Weijiao Group Xuecheng Energy Co., Ltd. (“Xuecheng”) pursuant to which SES will transfer 88.05% of its interest in Synthesis Energy Systems (Zaozhuang) New Gas Company Ltd. (the “ZZ Joint Venture”) to Xuecheng, leaving SES with an approximately 9% interest in the ZZ Joint Venture. The transfer was made in full and complete satisfaction of all past and present obligations between Xuecheng and the ZZ Joint Venture, including pursuant to the Contract for Synthesis Gas Purchase and Sales by and between Shandong Hai Hua Coal & Chemical Company Ltd. and the ZZ Joint Venture dated October 22, 2006 (the “Syngas Purchase Agreement”) and the Cooperation Agreement among SES (Zao Zhuang) New Gas Co., Ltd., Shandong Weijiao Group Xuecheng Energy Co., Ltd. and Shandong Xuejiao Chemical Co., Ltd. dated July 24, 2013 (the “Cooperation Agreement”), which had previously superceded the Syngas Purchase Agreement. The Cooperation Agreement was also terminated pursuant to the terms of the SPIA. The board of directors of the ZZ Joint Venture shall also now be seven members, with five appointed by Xuecheng and two appointed by SES.

The parties also agreed to cooperate together in the potential future development of a new syngas generation facility to serve Zouwu Industrial Park in Zaozhuang, Shandong Province. Xuecheng has agreed to all existing liabilities of the ZZ Joint Venture. Xuecheng also agreed to use SES as the sole gasification provider for the ZZ Joint Venture on a go forward basis. The SPIA will take full effect upon the agreement being registered with the relevant Chinese government authorities, which is expected to be completed in the next 30 days.

Item 1.02	Termination of a Material Definitive Agreement.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the termination of the Cooperation Agreement is incorporated by reference into this Item 1.02.

Item 8.01	Other Events.

On August 19, 2016, the Company issued a press release announcing the execution of SPIA. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibits

*10.1 Share Purchase and Investment Agreement between Synthesis Energy Systems Investments, Inc. and Shandong Weijiao Group Xuecheng Energy Co., Ltd., dated August 15, 2016 – English translation from Chinese document.

**10.2 Contract for Synthesis Gas Purchase and Sales by and between Shandong Hai Hua Coal & Chemical Company Ltd. and Synthesis Energy Systems (Zao Zhuang) New Gas Company Ltd. dated October 22, 2006 — English translation from original Chinese document (incorporated by reference to Exhibit 10.6 to Amendment No. 4 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on May 23, 2007).

**10.3 Cooperation Agreement among SES (Zao Zhuang) New Gas Co., Ltd., Shandong Weijiao Group Xuecheng Energy Co., Ltd. and Shandong Xuejiao Chemical Co., Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 26, 2013).

*99.1 Press Release dated August 19, 2016.

* Filed herewith.

** Portions of this exhibit have been omitted pursuant to a request for confidential treatment accepted by the Securities and Exchange Commission and this exhibit has been filed separately with the Securities and Exchange Commission in connection with such request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: August 19, 2016	/s/ DeLome Fair
DeLome Fair
President and Chief Executive Officer

Exhibit Index

*10.1 Share Purchase and Investment Agreement between Synthesis Energy Systems Investments, Inc. and Shandong Weijiao Group Xuecheng Energy Co., Ltd., dated August 15, 2016 – English translation from Chinese document.

**10.2 Contract for Synthesis Gas Purchase and Sales by and between Shandong Hai Hua Coal & Chemical Company Ltd. and Synthesis Energy Systems (Zao Zhuang) New Gas Company Ltd. dated October 22, 2006 — English translation from original Chinese document (incorporated by reference to Exhibit 10.6 to Amendment No. 4 to the Company’s Registration Statement (Registration No. 333-140367) on Form SB-2 filed on May 23, 2007).

**10.3 Cooperation Agreement among SES (Zao Zhuang) New Gas Co., Ltd., Shandong Weijiao Group Xuecheng Energy Co., Ltd. and Shandong Xuejiao Chemical Co., Ltd. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on July 26, 2013).

*99.1 Press Release dated August 19, 2016.

* Filed herewith.

** Portions of this exhibit have been omitted pursuant to a request for confidential treatment accepted by the Securities and Exchange Commission and this exhibit has been filed separately with the Securities and Exchange Commission in connection with such request.